Exhibit 99.2

Earnings Presentation April 2025 Great Southern Bancorp. Inc (NASDAQ: GSBC) First Quarter Ended March 31, 2025

Forward - Looking Statements When used in this presentation and in other documents filed or furnished by Great Southern Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's other press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “might,” “could,” “should,” "will likely result," "are expected to," "will continue," "is anticipated," “believe,” "estimate," "project," "intends" or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of the Company. The Company’s ability to predict results or the actual effects of future plans or strategies is inherently uncertain, and the Company’s actual results could differ materially from those contained in the forward - looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company's market areas; (iii) the effects of any new or continuing public health issues on general economic and financial market conditions; (iv) fluctuations in interest rates, the effects of inflation or a potential recession, whether caused by Federal Reserve actions or otherwise; (v) the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; (vi) slower or negative economic growth caused by tariffs, changes in energy prices, supply chain disruptions or other factors; (vii) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for credit losses; (viii) the possibility of realized or unrealized losses on securities held in the Company's investment portfolio; (ix) the Company's ability to access cost - effective funding and maintain sufficient liquidity; (x) fluctuations in real estate values and both residential and commercial real estate market conditions; (xi) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xii) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber - attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xiii) legislative or regulatory changes that adversely affect the Company's business; (xiv) changes in accounting policies and practices or accounting standards; (xv) results of examinations of the Company and Great Southern Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to limit its business activities, change its business mix, increase its allowance for credit losses, write - down assets or increase its capital levels, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; (xvi) costs and effects of litigation, including settlements and judgments; (xvii) competition; and (xviii) natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which the Company operates. The Company wishes to advise readers that the factors listed above and other risks described in the Company’s most recent Annual Report on Form 10 - K, including, without limitation, those described under “Item 1A. Risk Factors,” subsequent Quarterly Reports on Form 10 - Q and other documents filed or furnished from time to time by the Company with the SEC (which are available on our website at www.greatsouthernbank.com and the SEC’s website at www.sec.gov), could affect the Company's financial performance and cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Great Southern Bank | 2

Executive Management Team Joseph W. Turner joined Great Southern in 1991 and became an officer of Bancorp in 1995. He was appointed to the Board of Directors of Bancorp and Great Southern in 1997 and has served as President and Chief Executive Officer since 2000. In this role, he has led the company’s strategic vision, financial growth, and operational execution, positioning Great Southern as a strong and competitive institution. Before joining Great Southern, Mr. Turner practiced law with Stinson LLP in Kansas City, Missouri, where he specialized in financial and corporate matters. His deep understanding of regulatory compliance, risk management, and corporate governance has been instrumental in guiding the bank’s financial strategy. Mr. Turner is the son of William V. Turner, Chairman of the Board, and the brother of Julie Turner Brown, a fellow director. He also serves on the board of CoxHealth, contributing expertise in financial oversight. His decades of leadership have driven Great Southern’s success, ensuring stability, disciplined management, and long - term value for shareholders. Rex A. Copeland has served as Senior Vice President, Chief Financial Officer, and Treasurer of Great Southern Bancorp, Inc. and Great Southern Bank since 2000. He oversees all financial functions of the company, including financial reporting, strategic planning, risk management, and capital allocation. With decades of experience in corporate finance, he has played a pivotal role in shaping financial policies, ensuring regulatory compliance, and optimizing efficiency. Before joining Great Southern, Mr. Copeland held leadership positions at H&R Block and Bank One Corporation, where he contributed to financial strategy and corporate accounting. He began his career as an auditor with BKD, LLP, developing a strong foundation in financial reporting, internal controls, and audit procedures. A Certified Public Accountant, he has expertise in financial management, corporate governance, and regulatory affairs. Mr. Copeland’s leadership has been instrumental in Great Southern’s stability and long - term growth. His financial expertise supports disciplined fiscal management and shareholder value. He remains active in industry organizations, offering insights on financial best practices and corporate strategy. Joseph W. Turner Rex A. Copeland President & Chief Executive Officer Senior Vice President & Chief Financial Officer Great Southern Bank | 3

Financial Performance Quarter ended March 31, 2025

Highlights & Developments Great Southern Bank | 5 1Q24 4Q24 1Q25 ($000S EXCEPT PER SHARE DATA) INCOME STATEMENT $44,816 $49,534 $49,334 Net Interest Income $13,407 $14,922 $17,160 Net Income $1.13 $1.27 $1.47 Earnings per Diluted Common Share 4Q24 1Q25 ($000S EXCEPT PER SHARE DATA) BALANCE SHEET $599,568 $613,293 Total Stockholders’ Equity $4,761,848 $4,761,378 Loans Receivable, Gross $4,605,549 $4,758,046 Total Deposits ASSET QUALITY RATIOS 1.36% 1.36% Allowance for Credit Losses to Period - End Loans 0.16% 0.16% Non - Performing Assets to Period - End Assets 0.01% 0.00% Annualized Net Charge - Offs to Average Loans Earnings Growth: Q1 2025 net income increased to $17.2 million ($1.47 per diluted share) from $13.4 million ($1.13 per diluted share) in Q1 2024, driven by higher interest income, lower interest expense and lower provision for credit losses. Net Interest Income & Margin: Net interest income rose $4.5 million (10.1%) year - over - year to $49.3 million, with a net interest margin of 3.57%, up from 3.32% in Q1 2024. Asset Quality: Non - performing assets were $9.5 million (0.16% of total assets), a $48,000 decrease from the linked quarter and a decrease of $11.8 million from Q1 2024. The decline reflects continued focus on maintaining strong credit quality. Capital Strength: Stockholders' equity increased by $13.7 million to $613.3 million compared to 4Q24. The increase reflects a tangible common equity to tangible assets ratio of 10.08% and continued strength in regulatory capital ratios. Loan Growth: Gross loans remained consistent with Q4 2024. Increases in multi - family residential and construction loans were offset by decreases in commercial real estate and one - to four - family residential loans.

Income Statement Net Income Growth: GSBC reported net income of $17.2 million in 1Q25, a 28.0% increase from $13.4 million in 1Q24. Earnings Per Share: Earnings per diluted common share rose to $1.47 in 1Q25 from $1.13 in 1Q24, marking a 30.1% increase. Interest Income Growth: Total interest income rose to $80.2 million in 1Q25, up from $77.4 million in 1Q24, reflecting higher loan and investment yields. Net Interest Income: There was a 10.1% growth in net interest income, reaching $49.3 million in 1Q25 compared to $44.8 million in 1Q24. Net Interest Margin: The net interest margin improved by 25 basis points, standing at 3.57% in 1Q25, up from 3.32% in 1Q24. Net Interest Income 1Q25 4Q24 Net Interest Margin 1Q24 $49,334 $49,534 $44,816 3.57% 3.49% 3.32 % Net Interest Margin & Net Interest Income In Thousands Great Southern Bank | 6

$262 $217 $381 $1,215 $1,314 $1,289 $3,234 $3,348 $3,183 $601 $677 $243 $132 $899 $167 - $24 - $1 - $13 $1,059 $1,025 $1,122 1Q25 4Q24 1Q24 Non - Interest Income In Thousands Other income Loss on derivative interest rate products Late charges and fees on loans Net gains on loan sales POS and ATM fee income and service charges Overdraft and Insufficient funds fees Commissions Non - Interest Income Total Non - Interest Income: $6.6 million, a 3.2% decrease from $6.8 million in 1Q24. POS and ATM fee income and service charges: $3.2 million, up 1.6% from $3.2 million in 1Q24. Overdraft and insufficient funds fees: $1.2 million, a 5.7% decrease from $1.3 million in 1Q24. Late charges and fees on loans: $243,000, a 45.5% increase compared to $167,000 in 1Q24. Other Non - Interest Income: $1.1 million, a 5.6% decrease from $1.1 million in 1Q24. Net gains on loan sales: $601,000, down 11.2% from $677,000 in 1Q24. Loss on derivative interest rate products: Negative $24,000, compared to negative $13,000 in 1Q24. Great Southern Bank | 7

Non - Interest Expense Total Non - Interest Expense: $34.8 million, a $400,000 increase from $34.4 million in 1Q24. Net Occupancy and Equipment Expense: Net occupancy expenses increased to $8.5 million, a $694,000 increase year - over - year, driven by various components of computer license and support expenses which collectively increased by $322,000. Legal, Audit, and Other Professional Fees: Decreased by $687,000 to $1.0 million, compared to $1.7 million in 1Q24. Salaries and Employee Benefits: Increased by $473,000 to $20.1 million, compared to $19.7 million in 1Q24. The increase was primarily driven by standard annual merit increases across various lending and operations areas. $20.1 $19.5 $19.7 $14.7 $17.4 $14.7 1Q25 4Q24 1Q24 All Other Non - Interest Expense Salaries & Employee Benefits Non - Interest Expense In Millions Great Southern Bank | 8

Deposits Interest - Bearing Deposits: Rose by $33.5 million, or 1.5% quarter over quarter, primarily driven by growth in certain money market accounts. Non - Interest - Bearing Deposits: Increased by $9.7 million, or 1.2%, from the previous quarter. Time Deposits: Time deposits generated through the company’s banking center and corporate services networks decreased by $14.1 million, or 1.8%, compared to the linked quarter. Brokered Deposits: Increased by $123.3 million, or 16.0%, across various sources relative to 4Q24. 1Q25 1Q24 $2,500 $2,000 $1,500 $1,000 $500 $ 2,248.3 $ 852.7 $ 761.7 $ 895.4 $ 2,295.7 $ 876.7 $ 915.5 $ 685.5 1Q25 4Q24 1Q24 $ 4,758.0 $ 4,773.4 Interest - bearing 4Q24 Non - Interest - bearing Time Brokered Deposit Breakdown In Thousands Total Deposits In Thousands $ 4,605.5 $ 2,214.7 $ 842.9 Great Southern Bank | 9 $ 775.8 $ 772.1

Capital Stockholders’ Equity at March 31, 2025: $613.3 million, or 10.23% of total assets, up from $565.2 million (9.78% of total assets) at March 31, 2024. Key Drivers of Stockholders' Equity Growth: ● $17.2 million in net income. ● $1.2 million increase from stock option exercises. ● $4.6 million in cash dividends declared. ● $10.2 million in common stock repurchases. ● $10.2 million decrease in unrealized losses on available - for - sale investment securities. *Preliminary Mar. 31, 2024 Dec. 31, 2024 Mar. 31, 2025* Consolidated Regulatory Capital Ratios 11.0% 11.4% 11.3% Tier 1 Leverage Ratio 11.9% 12.3% 12.4% Common Equity Tier 1 Capital Ratio 12.4% 12.8% 12.9% Tier 1 Capital Ratio 15.1% 15.4% 15.6% Total Capital Ratio 9.6% 9.9% 10.1% Tangible Common Equity Ratio 1Q25 4Q24 1Q24 $613.3 $565.2 10.23% 9.78% 10.02 % Percentage of Total Assets Total Stockholders’ Equity Stockholders’ Equity In Thousands Great Southern Bank | 10 $599.6

1Q25 4Q24 1Q24 9.9 % Capital Position 1Q25 4Q24 1Q24 Tangible Common Equity Ratio 10.1% 9.6% 1Q25 4Q24 1Q24 11.4 % Leverage Ratio 11.3% 11.0 % CET1 Ratio 12.4% 11.9% 12.3% 15.4% 1Q25 4Q24 1Q24 Total Capital Ratio 15.6% 15.1 % Great Southern Bank | 11

Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $114,333 3 - 31 - 25 $4,768,235 *Includes Home Equity Loans of $115,836 12 - 31 - 24 $4,768,785 Great Southern Bank | 12

$4,768,785 Loan Growth by Region Gross Loans [in thousands] 3 - 31 - 25 $4,768,235 12 - 31 - 24 Great Southern Bank | 13

Asset Quality Metrics Non - Performing Assets (NPAs) : Decreased to $ 9 . 5 million, representing 0 . 16 % of total assets, down from $ 9 . 6 million ( 0 . 16 % of total assets) in 4 Q 24 . Allowance for Credit Losses (ACL) : Remained stable at 1 . 36 % of total loans, consistent with the ratio in 4 Q 24 . Net Charge - Offs : Net charge - offs totaled $ 56 , 000 for the quarter, representing 0 . 00 % of average loans on an annualized basis, compared to $ 83 , 000 , or 0 . 01 % in 1 Q 24 . Provision for Credit Losses on Loans and Unfunded Commitments: Recorded a negative provision of ($348,000), compared to a provision of $630,000 in 1Q24, as part of our disciplined approach to credit risk management. 1Q25 1Q24 $56,000 $83,000 1Q25 4Q24 Non - Performing Assets to Period - End Assets 1Q24 Non - Performing Assets 0.16% 0.16 % Non - Performing Assets In Thousands 0.37% $9.5 $9.6 $21.3 4Q24 Net Charge - Offs Net Charge - Offs In Thousands $155,000 Great Southern Bank | 14

Non - GAAP Reconciliation Great Southern Bank | 15 This document contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). This non - GAAP financial information includes the tangible common equity to tangible assets ratio. In calculating the ratio of tangible common equity to tangible assets, we subtract period - end intangible assets from common equity and from total assets. Management believes that the presentation of this measure excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as it provides a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing a measure that excludes balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that this is a standard financial measure used in the banking industry to evaluate performance. This non - GAAP financial measurement is supplemental and is not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non - GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non - GAAP Reconciliation Non - GAAP Reconciliation: Ratio of Tangible Common Equity to Tangible Assets March 31, 2025 Great Southern Bank | 16 December 31, 2024 (Dollars in thousands) $ 599,568 $ 613,293 Common equity at period end 10,094 9,985 Less: Intangible assets at period end $ 589,474 $ 603,308 Tangible common equity at period end (a) $ 5,981,628 $ 5,993,842 Total assets at period end 10,094 9,985 Less: Intangible assets at period end $ 5,971,534 $ 5,983,857 Tangible assets at period end (b) 9.87% 10.08 % Tangible common equity to tangible assets (a) / (b)

Contact Us (616) 233 - 0500 - GSBC@lambert.com Jeff Tryka Investor Relations